Exhibit 10.15

GROUP LIFE REINSURANCE AGREEMENT NO. 900108

BETWEEN THE

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

OF

LANCASTER, PENNSYLVANIA

referred to in this Agreement as the “Company”

and

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

OF

HARTFORD, CONNECTICUT

referred to in this Agreement as “The Reinsurer”

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

TABLE OF CONTENTS

I.	Basis of Insurance	1

II.	Method of Cession	2

III.	Liability	2

IV.	Reinsurance Premiums	2

V.	General Provisions	3

VI.	Settlement of Claims	4

VII.	Changes in Limits	6

VIII.	Experience Refund	6

IX.	Conversions from Group Life to Ordinary Policies	6

X.	Arbitration	6

XI.	Duration of Agreement	7

XII.	Dac Tax Regulation	7

XIII.	Intermediary Clause	8

XIV.	Execution	9

Schedule A	Certificate of Facultative Reinsurance

Schedule B	Underwriting Rules

Schedule C	Retention Limits & Reinsurance Schedule/Rate

Schedule D	Group Life Rate Table

Schedule E	Group Life Rate Volume Discount Table

Schedule F	Accelerated Death Benefit

Schedule G	YRT Rates, Converted Policies

Schedule H	Conversion Charges

Schedule I	Experience Refund

Exhibit I	Sample Policy and Certificate

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

The Company and The Reinsurer mutually agree to reinsure Group Life insurance including waiver of premium on the terms and conditions set out below. The Agreement is solely between the Company and The Reinsurer, and performance of the obligations of each party under this Agreement shall be rendered solely to the other party. In no instance shall anyone other than the Company or The Reinsurer have any rights under this Agreement.

ARTICLE I

BASIS OF INSURANCE

1.	Automatic Reinsurance. Whenever the Company issues a group policy providing insurance within the limits permitted by the Underwriting Rules of the Company as described in Schedule B and the Company retains its maximum limit of retention as shown in Schedule C, the Company will cede and The Reinsurer will accept automatically reinsurance in amounts not exceeding the amounts in Schedule C. All existing in force business as of 7/1/95 will be accepted automatically.

2.	Facultative Reinsurance. For any group case providing amounts of insurance which do not conform to the Underwriting Rules of the Company as described in Schedule B, and is for this, or for any reason not eligible for automatic reinsurance under the provisions of this treaty, such case may be offered to The Reinsurer for reinsurance on a facultative basis. The Reinsurer, upon receipt of such facultative submission, will render a decision as to the case as soon as is practically possible. If accepted by The Reinsurer, unless mutually agreed otherwise by the Company and The Reinsurer, such case will be reinsured under this treaty according to the rates and all other provisions applicable to automatic reinsurance.

The Reinsurer shall issue a Certificate of Facultative Reinsurance as set forth in Schedule A, attached hereto, for each facultative case accepted by the Reinsurer for reinsurance and the Reinsurer shall have no liability for reinsurance unless and until acceptance of the risk is provided in the form of a Certificate. The Certificate shall set forth the reinsurance provisions, terms, and limitations and reinsurance premiums regarding the policy, master contract or certificate.

The Reinsurer and the Company agree that any changes in the provisions, terms, and limitations in the Certificate of Facultative Reinsurance shall be made in the form of a Revised Certificate executed by a duly authorized representative of the Reinsurer.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

ARTICLE II

METHOD OF CESSION

The Company will send to The Reinsurer a Group Life reinsurance calculation based on the actual reinsurance census applied to the rates and discounts contained in Schedules D and E. The Company will also furnish The Reinsurer with a copy of each policy and certificate form for which reinsurance will be required under this treaty. The sample Policy and sample Certificate are attached and made part of this Treaty under Exhibit I.

ARTICLE III

LIABILITY

1.	Liability. The liability of The Reinsurer on any reinsurance under this Agreement begins, subject to prior approval on Group cases submitted facultatively, and ends at the same time as that of the Company.

ARTICLE IV

REINSURANCE PREMIUMS

1.	Group Life (Including Premium Waiver). The reinsurance premium will be calculated based on the actual reinsurance volume at each age applied to the Group Life rate table, as shown in Schedule D. In addition, the Group Life Premium Discount Table shown in Schedule E should be applied to the total Group Life premium reported on each monthly reinsurance premium statement. The Group Life reinsurance premium will be subject to no additional discount, commission or expense allowance. Rates for Group cases reinsured on a facultative basis, as explained in Article I, Paragraph 2., Facultative Reinsurance, will be reinsured according to the rates applicable to automatic reinsurance, unless the Company and The Reinsurer mutually agree to do otherwise.

2.	Payment. Premiums will be paid by the Company to The Reinsurer according to the same mode by which premiums for each reinsured Group case are paid to the Company; either annually, semi-annually, quarterly or monthly. Changes in any insured group will be sent to The Reinsurer along with the corresponding premium adjustments. The Reinsurer will accept any of the usual approximate methods of interim adjustment used between the Company and its policyholder.

3.

Failure to Pay. Except as provided in Article V, the payment of reinsurance premiums will be a condition precedent to the liability of The Reinsurer under reinsurance covered by this Agreement. In the event of non-payment of reinsurance premiums, as provided in the preceding paragraphs, The Reinsurer will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears and will also reserve the right

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

to require that interest be paid, calculated according to an annual rate of 6%, on all premiums more than 90 days in arrears. If The Reinsurer elects to exercise its right of termination, it will give the Company 30 days notice of its intention to terminate the reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty-day period, are not paid before the expiration of the period, The Reinsurer will be relieved of future liability under all policies of reinsurance under which reinsurance premiums remain unpaid. The reinsurance terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premium in arrears, but if reinstatement is made, The Reinsurer will have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The Reinsurer’s right to terminate reinsurance will be without prejudice to its right to collect premiums for the period reinsurance was inforce prior to the expiration of the 30 day notice period.

ARTICLE V

GENERAL PROVISIONS

1.	Delays, Errors or Omissions. No accidental delays, errors or omissions on the part of the Company shall relieve the Reinsurer of liability provided such delays, errors or omissions are rectified as soon as possible after discovery. However, the Reinsurer shall not be liable with respect to any reinsurance which may have been inadvertently included in the premium computation but which ought not to have been included by reason of the terms and conditions of this Agreement. Such inadvertent premium payments shall be returned.

2.	Inspection. At any reasonable time during normal business hours of the Company, The Reinsurer may inspect the original papers and any and all other books or documents at the Home Office of the Company relating to or affecting reinsurance under this Agreement.

3.	Expenses. The Company will pay for all medical examinations, inspection fees, attending physicians’ statements, and other charges incurred in connection with the original policy or certificate.

4.

Reinstatement. If a policy, master contract or certificate issued by the Company and subject to the terms of this Agreement lapses for nonpayment of premiums and the Company subsequently reinstates such coverage pursuant to the provisions contained in the policy, master contract or certificate and consistent with its rules and practices, the Company agrees to report the reinstatement premium due The Reinsurer, if any, in the Company’s next Premium Statement. The Premium Statement shall include all reinsurance premium in arrears to the date of reinstatement, with interest at the same rate

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

that the Company received. Upon receipt of such premium payments, the Reinsurer agrees to reinstate the reinsurance to be effective on the same date that the Company reinstated coverage.

5.	Premium Taxes. If The Reinsurer is not required to pay State, County or City premium taxes, The Reinsurer will reimburse the Company for taxes the Company is required to pay on the part of the premium paid to The Reinsurer.

6.	Insolvency. All reinsurance under this Agreement will be paid by The Reinsurer directly to the Company, its liquidator, receiver, or statutory successor, on the basis of the liability of the Company under this policy or policies reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator, receiver, or statutory successor of the Company will give written notice of a pending claim against the Company of any policy or certificate reinsured within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, The Reinsurer may investigate and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator, receiver or statutory successor. The expense incurred by The Reinsurer will be charged, subject to court approval, against the Company as an expense of liquidation to the extent of a proportionate share of the benefit that accrues to the Company as a result of the defenses by The Reinsurer. Where two or more reinsurers are involved and a majority in interest elect to defend a claim, the expense will be apportioned in accordance with the terms of the Reinsurance Agreement as if the expense had been incurred by the Company.

7.	Offset. The Company and Reinsurer shall have, and may exercise at any time, the right to offset any balance or balances, whether on account of premiums or on account of losses or otherwise, due from one party to the other under the terms of this Agreement.

8.	Accelerated Death Benefits. When Group Life coverage offered by the Company includes an Accelerated Death Benefit feature, the coverage will be reinsured as outlined on Schedule F.

ARTICLE VI

SETTLEMENT OF CLAIMS

1.	The Company is solely responsible for payment of Claims under the Policies, master contracts or certificates. However, The Reinsurer will participate in punitive damages when they agree to investigate, contest, deny and/or litigate a claim.

2.

The Reinsurer reserves the right to require the Company to provide documentation for any Claim payment made by the Company prior to the payment of any reinsurance. If the Reinsurer requires Claim documentation, it shall make payment of any reinsurance

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

due and payable to the Company within thirty (30) calendar days after receiving such documentation and will pay one lump sum to the Company, regardless of the method of settlement under the original policy.

3.	The Company shall provide written notice to the Reinsurer of any Claim which may impact the reinsurance coverage under this Agreement within thirty (30) calendar days of receipt of notification of claim. The Company shall also provide prompt notice to the Reinsurer of all subsequent significant developments relating to such claim. Inadvertent oversight or omission in the provision of such notice shall not relieve the Reinsurer of liability providing the Company informs the Reinsurer of such oversight or omission promptly upon its discovery.

4.	The Reinsurer shall reserve the right to associate with the Company in the control of the Claim, including investigation, contest, denial or litigation of such Claim, and upon exercising such right, the Company and Reinsurer shall cooperate in every respect in regard to the response to such Claim.

5.	The Company shall notify the Reinsurer of its intention to contest or deny a Claim which involves the reinsurance coverage under this Agreement before any notice of contest or denial is provided to the claimant. The Reinsurer shall then have thirty (30) calendar days within which to advise the Company whether it agrees that the claim should be contested or denied. If the Reinsurer does not agree that the claim should be contested or denied, then it shall pay to the Company the full amount of the reinsurance on the risk reinsured, as set forth in Article (regarding reinsurer liability), and the Reinsurer shall have no further obligation in respect to such claim. If the Reinsurer agrees that the claim should be contested or denied, then the Reinsurer shall pay its share of the following in accordance with its share of liability under the Policy and any Rider set forth in Article I.

* Expenses incurred by the Company in investigating, contesting, litigating or otherwise resisting the Claim, excluding salaries and expenses of employees, officers and agents of the Company and ordinary overhead expenses of the Company, and costs of third party administrators acting on behalf of the Ceding Company and

* Interest which is paid by the Company in respect of the Claim.

If the denial of a Claim results in a verdict or judgment against the Company, where the Reinsurer has agreed with the claim denial, and the Company intends to appeal the verdict or judgment, written notice of the intention to appeal shall be provided to the Reinsurer. The Reinsurer shall be entitled at that time to pay its share of the judgment, together with any expenses and interest as set forth above, and to have no further obligation in connection with such Claim. If the Reinsurer does not pay its share of the judgment and any expenses and interest due at that time, the Reinsurer shall pay its share of the expenses associated with the appeal of the judgment or verdict, together with its share of any additional interest charges that may accrue during the appeal.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

ARTICLE VII

CHANGES IN LIMITS

Changes in Limits. The Company may change the retention limits in Schedule C, by giving 30 days written notice to The Reinsurer. After receipt of this notice by The Reinsurer, amounts to be reinsured automatically, premium rates, and recapture terms will be determined by mutual agreement.

ARTICLE VIII

EXPERIENCE REFUND

1.	Experience Refund. Reinsurance ceded in accordance with this Agreement shall be subject to an experience refund as contained in Schedule I.

ARTICLE IX

CONVERSIONS FROM GROUP LIFE TO ORDINARY POLICIES

1.	If any life insured under a policy written directly by the Company converts its Group Life insurance to a regular form of permanent Ordinary insurance in accordance with the rules and conditions of the Group Life insurance policy under which it is included, will convert to a Connecticut General Life Insurance Company ordinary policy. Connecticut General Life Insurance Company will have 100% of the Conversion Liability under these policies at the rates contained in Schedule G.

The Company will remit conversion charges to Connecticut General Life Insurance Company based on the rates contained in Schedule H.

ARTICLE X

ARBITRATION

1.

In the event of any dispute or difference of opinion between the parties hereunder arising with respect to the rights or liabilities of either party, the Company and the Reinsurer mutually agree that such dispute or difference of opinion shall be submitted to arbitration. Each party shall select an arbiter within thirty (30) days of the written request for arbitration. All arbiters shall be active or retired disinterested executive officers of insurance or reinsurance companies. If either party fails or neglects to choose an arbiter within (30) calendar days of the written request for arbitration, the other party may appoint the second arbiter. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days of the appointment of the second arbiter, each arbiter shall

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

submit to the other a list of three umpire candidates, each arbiter shall select one name from the list submitted by the other and the umpire shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbiters.

The arbiters shall interpret this Agreement as an honorable engagement and not merely as a legal obligation, and a majority decision of these arbiters shall be final and binding on both parties and there shall be no appeal from the decision. The arbiters shall interpret this Agreement liberally rather than according to the rules law.

The arbiters are released from judicial formalities and may abstain from following the strict rule of law. The meeting of the arbiters shall be in Lancaster, Pennsylvania unless some other place is mutually agreed upon by the arbiters. The cost of arbitration shall be borne equally by both parties unless the arbiters decide otherwise. It is specifically the intent of both parties that this arbitration provision shall replace and be in lieu of any statutory arbitration provision. Judgment upon the final decision of the arbiters may be entered in any court of competent jurisdiction.

“This article shall survive the termination of this Agreement”

ARTICLE XI

DURATION OF AGREEMENT

1.	Duration of Agreement. This Agreement will be effective on and after the effective date of July 1, 1995. The Agreement is unlimited in duration but may be amended by mutual consent of the Company and the Reinsurer. It may be terminated as of any June 30 by either party provided 90 days prior written notice is given to the other party. Existing reinsurance may be recaptured at the end of this 90 day period.

ARTTCLE XII

DAC TAX REGULATION

DAC TAX REGULATION - IRC Reg. Section 1.848-2(g)(8) Election

The Parties hereby make an election pursuant to Internal Revenue Code Regulation Section 1.848-2(g)(8). This election shall be effective for all taxable years for which the Reinsurance Agreement remains in effect.

The terms used in this article are defined by reference to Regulation Section 1.848-2 promulgated on December 28, 1992.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

The Party with net positive consideration for the Reinsurance Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to the Reinsurance Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986 as amended.

The Parties agree to exchange information pertaining to the amount of net consideration under the Reinsurance Agreement each year to ensure consistency. To achieve this, the Company shall provide the Reinsurer with a schedule of its calculation of the net consideration for all reinsurance Agreements in force between them for a taxable year no later than May 1 of the succeeding year. The Reinsurer shall advise the Company if it disagrees with the amounts provided by no later than May 31, otherwise the amounts will be presumed correct and shall be reported by both parties in their respective tax returns for such tax year. If the Reinsurer contests the Company’s calculation of the net consideration, the Parties agree to act in good faith to resolve any differences within thirty (30) days of the date the Reinsurer submits its alternative calculation and report the amounts agreed upon in their respective tax returns for such tax year.

The Parties shall attach to their respective federal income tax returns a schedule specifying that the joint election herein has been made for this Reinsurance Agreement.

The Reinsurer represents and warrants that it is subject to U.S. taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

ARTICLE XIII

INTERMEDIARY CLAUSE

D. W. Van Dyke and Company of Connecticut, Inc., 95 Rowayton Avenue, Rowayton, Connecticut 06853, is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including, but not limited to, notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer or the representatives of either through the office of D. W. Van Dyke and Company of Connecticut, Inc. Payment by the Company or its representatives to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payment by the Reinsurer or its representatives shall be deemed to constitute payment to the Company to the extend that such payments are actually received by the Company or its representatives.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

ARTICLE XIV

EXECUTION

This Agreement constitutes the entire contract between the parties and shall be deemed to have been made under and governed by the laws of the State of Connecticut. Any amendment or modification hereto shall be in writing, endorsed upon or attached hereto and signed by both the Company and the Reinsurer.

In witness of the above, this agreement is signed in duplicate at the dates and places indicated with an effective date of July 1, 1995.

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

By:
Title:	Corporate Actuary
Date:	7/14/95

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:
Title:	Assistant Director
Date:	July 5, 1995

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE A

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

In consideration of the payment of the premium and subject to the terms hereon and the general conditions set forth in the Reinsurance Agreement for Group insurance to which this certificate is attached, does hereby reinsure:

Ceding Company name and address (herein called The Company):

Attention:

	Name of Insured	City, State

Company Policy Number	Reinsurers Certificate Period From - To	Prior Certificate Number Renewal of Replace

Type of Insurance

Policy Provisions	Company Retention	Reinsurance Accepted

Premium Rates
Coverage	Payable	Rates	Allowances

The Group Life reinsurance average rate/$1000 is subject to recalculation and change on each Group Life policy. The Company will provide census data for such recalculations.

IN WITNESS WHEREOF this certificate is signed on the date indicated at the Home Office of Connecticut General Life Insurance Company

Date:	By:

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE B

ISSUE LIMITS AND UNDERWRITING RULES

The following issue limits and underwriting rules shall be applicable to reinsurance placed in effect under this Agreement. These limits and rules shall be effective with respect to reinsurance which is placed in effect on or after the effective date of the Agreement or, if later, on or after the effective date of this Schedule.

The maximum amount of automatic reinsurance shall be the excess of these issue limits over the REINSURED’S maximum limit of retention.

1.	Groups with fewer than 10 lives insured

(a) Life:	Maximum amount: $50,000, provided individual non-medical evidence of insurability is obtained. The amount in any class cannot exceed 2 1/2 times the amount in the next lower class.

(b) AD&D:	Maximum amount: equal to life amount.

2.	Groups of 10 through 34 lives insured

(a) Life:	Maximum amount: $50,000. The amount in any class cannot exceed 2 1/2 times the amount in the next lower class.

(b) AD&D:	Maximum amount: equal to life amount.

3.	Groups of 35 or more lives insured

(a) Life:	Maximum amount: the average amount per insured times the factor in column A, not to exceed the amount in column B of the following table. The amount in any class cannot exceed 2 1/2 times the amount in the next lower class. An additional $100,000 may be issued subject to individual Underwriting rules of the REINSURED, provided that the total amount does not exceed $500,000.

Total Insurance on All Covered Employees	A Average Insurance Amount Factor	B Guaranteed Issue Maximum
Under - 350,000	6.0	$60,000
350,000 - 499,000	5.0	75,000
500,000 - 749,000	5.0	100,000
750,000 - 999,999	5 0	125,000

(continued next page)

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC

Total Insurance on All Covered Employees	A Average Insurance Amount Factor	B Guaranteed Issue Maximum
1,000,000 - 1,499,000	5.0	150,000
1,500,000 - 1,999,999	5.0	175,000
2,000,000 - 3,499,999	6.0	210,000
3,500,000 - 4,999,999	7.0	245,000
5,000,000 - 6,999,999	7.0	270,000
7,000,000 - 8,999,999	8.0	300,000
9,000,000 - 11,999,999	10.0	325,000
12,000,000 - 14,999,999	10.5	350,000
15,000,000 - 19,999,999	11.0	375,000
20,000,000 - 27,499,999	11.5	400,000
27,500,000 - 34,999,999	12.0	425,000
35,000,000 - 42,499,999	12.5	450,000
42,500,000 - 49,999,999	13.0	475,000
50,000,000 or more	14.0	500,000

(b) AD&D: Maximum amount: the amount of life insurance.

(c) Supplemental Life: provided at least 60% of eligible employees purchase such additional insurance and provided the amount of such additional insurance may be issued in amounts not to exceed two (2) times the amount of non-supplemental life insurance or such that the total of supplemental and non-supplemental life insurance does not exceed the amount specified in 3(c), above.

(d) Supplemental AD&D: an amount not in excess of the supplemental life insurance specified in 3(c), above.

4.	The following are excluded from reinsurance under this Agreement unless the Company has given its approval in writing to inclusion under this Agreement.

(a) reinsurance in excess of $25,000 on any retired employee age 65 or older.

(b) accidental death and dismemberment insurance issued to groups which include any of the following:

(i) aircraft crews or personnel

(ii) members of professional sports teams

(iii) residents of countries other than the United States and Canada

(iv) employees in underground mining

(v) employees in manufacture of explosives or ammunition

(vi) employees in off-shore oil drilling

(c) disability benefits providing coverage for disabilities beginning on or after the day the insured becomes 60 years of age.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE C

RETENTION LIMITS AND REINSURANCE SCHEDULE

Retention Limits of The Company

Group Life - 100% of the first $75,000

Amounts Ceded to The Reinsurer

Group Life - 100% in excess of $75,000 up to the maximums stated in Schedule B.

The Company will reinsure and The Reinsurer will accept all excess underwritten amounts to a maximum of $500,000.

The Reinsurer will continue to reinsure on an excess basis those amounts reduced due to age.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE D

GROUP LIFE RATE TABLE

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

EXCESS GROUP LIFE REINSURANCE

Premium Rates per Month

(Includes Waiver of Premium)

Female Rate = 50% of Male Rate

Attained Age	Rate/$1,000/Month
15	$0.12
16	0.12
17	0.12
18	0.12
19	0.12
20	0.11
21	0.11
22	0.08
23	0.08
24	0.08
25	0.08
26	0.07
27	0.07
28	0.07
29	0.07
30	0.07
31	0.07
32	0.07
33	0.07
34	0.08
35	0.08
36	0.08
37	0.09
38	0.11
39	0.11
40	0.12
41	0.13
42	0.15
43	0.17
44	0.19
45	0.20
46	0.23
47	0.25
48	0.29
49	0.32
50	0.36
51	$0.40
52	0.45
53	0.49
54	0.55
55	0.63
56	0.68
57	0.79
58	1.00
59	1.08
60	1.17
61	1.27
62	1.39
63	1.49
64	1.63
65	1.76
66	1.92
67	2.09
68	2.28
69	2.49
70	2.71
71	2.95
72	3.19
73	3.44
74	3.71
75	4.00
76	4.31
77	4.67
78	5.07
79	5.51
80	5.99

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE E

GROUP LIFE PREMIUM DISCOUNT TABLE

less than $1,000			0%
$1,000	but less than	$2,000	1%
$2,000	but less than	$3,000	2%
$3,000	but less than	$4,000	3%
$4,000	but less than	$5,000	4%
$5,000	but less than	$6,000	5%
$6,000	but less than	$7,000	6%
$7,000	but less than	$8,000	7%
$8,000	but less than	$9,000	8%
$9,000	but less than	$10,000	9%
$10,000	but less than	$11.000	10%
$11,000	but less than	$13,000	11%
$13,000	but less than	$15,000	12%
$15,000	but less than	$17,000	13%
$17,000	but less than	$19,000	14%
$19,000	but less than	$21,000	15%
$21,000	but less than	$23,000	16%
$23,000	but less than	$25,000	17%
$25,000	but less than	$27,000	18%
$27,000	but less than	$29,000	19%
$29,000	and Over		20%

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE F

ACCELERATED DEATH BENEFIT

*	To be determined and mutually agreed to between the Company and the Reinsurer.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE G

YRT RATES, CONVERTED POLICIES

Yearly Renewable Term Reinsurance Premium Per $1,000 at Risk

Age	Rate Per Unit
10	4.57
11	4.78
12	5.00
13	5.23
14	5.46
15	5.68
16	5.90
17	6.12
18	6.35
19	6.59
20	6.84
21	7.11
22	7.39
23	7.70
24	8.02
25	8.38
26	8.76
27	9.16
28	9.60
29	10.06
30	10.55
31	11.08
32	11.64
33	12.23
34	12.86
35	13.52
36	14.23
37	14.98
38	15.77
39	16.60
40	17.48
41	18.41
42	19.40
43	20.43
44	21.53
45	22.68
46	23.91
47	25.20
48	26.58
49	28.03
50	29.58
51	31.23
52	32.97
53	34.81
54	36.76
55	38.82
56	40.99
57	43.31
58	45.76
59	48.38
60	51.17
61	54.14
62	57.30
63	60.64
64	64.17
65	67.90
66	71.85
67	76.04
68	80.51
69	85.30
70	90.42
71	95.89
72	101.69
73	107.80
74	114.21
75	120.85
76	127.76
77	134.98
78	142.60
79	150.71

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE H

CONVERSION CHARGES

$170.00 per $1,000 of risk amount.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE I

EXPERIENCE REFUND

Annual Non Pooled* Reinsurance Premiums

(7/1 - 6/30)

Less

•	Incurred non pooled* claims (including waiver of premium at 75% of reinsured amount)

•	8% expense and risk charge

(applied to non-pooled reinsurance premium)

•	Loss carry forward (if any) not to exceed three (3) years

Equals

Distributable Balance

90% of any Distributable Balance will be paid to the Company 90 days following the end of the Experience Refund Period (10/1)

*Claims and premiums on risk excess $100,000 reinsured per person will be pooled and not be included in the Profit Commission calculation.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

EXHIBIT I

SAMPLE POLICY AND CERTIFICATE

AMENDMENT NO. 1

to the

GROUP LIFE

REINSURANCE AGREEMENT NO. 900108

between

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

Lancaster, Pennsylvania

(hereinafter referred to in this Agreement as the “Company”)

and

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Hartford, Connecticut

(hereinafter referred to in this Agreement as the “Reinsurer”)

It is hereby understood and mutually agreed that, effective July 1, 1995, SCHEDULE F shall be amended as follows and not as heretofore:

SCHEDULE F -ACCELERATED DEATH BENEFITS

The Accelerated Death Benefit will be reinsured in the same proportion as the existing life reinsurance in effect at the time that an Accelerated Death Benefit claim has been approved.

All other terms and conditions of this Agreement shall remain unchanged.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representatives.

Signed in

this 18 day of March, 1998

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

By:
Title:	VP & Corp Actuary

Signed in

this	3rd day of April, 1998

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:
Title:	Assistant Director

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

AMENDMENT NO. 2

to

GROUP LIFE REINSURANCE AGREEMENT

NO. 900108

between

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

Lancaster, Pennsylvania

(hereinafter referred to as the “Company”)

and

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Hartford, Connecticut

(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY UNDERSTOOD AND AGREED that, effective March 15, 2000, 12:01 a.m. “Local” Standard Time, Schedules A and B are hereby deleted and replaced with the following:

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE A

CERTIFICATE OF FACULTATIVE REINSURANCE         No.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

In consideration of the payment of the premium and subject to the terms hereon and the general conditions set forth in the Reinsurance Agreement for Group Insurance to which this certificate is attached, does hereby reinsure:

Ceding Company name and address (herein called The Company):

Name of Insured Group	City, State

Company Policy Number	Reinsurers Certificate Period		Prior Certificate Number
	From	To	Renewal of	Replace

Type of Insurance

Group Term Life Insurance

Underwriting Guideline

Policy Provisions	Company Retention	Reinsurance Accepted

Premium Rates
Coverage	Payable	Rates	Allowances

	Monthly		N/A

IN WITNESS WHEREOF this certificate is signed on the date indicated at the Home Office of Connecticut General Life Insurance Company.

Date:	By:

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE B

ISSUE LIMITS AND UNDERWRITING RULES

The following issue limits and underwriting rules shall be applicable to reinsurance placed in effect under this Agreement. These limits and rules shall be effective with respect to reinsurance which is placed in effect on or after the effective date of the Agreement or, if later, on or after the effective date of this Schedule.

The maximum amount of automatic reinsurance shall be the excess of these issue limits over the REINSURED’S maximum limit of retention.

1.	Groups with fewer than 10 lives insured

Maximum amount: $50,000. The amount in any class cannot exceed 2 1/2 times the amount in the next lower class.

2.	Groups of 10 through 34 lives insured

Maximum amount: $50,000. The amount in any class cannot exceed 2 1/2 times the amount in the next lower class.

3.	Groups of 35 or more lives insured

(a) Life:	Maximum amount: as shown in the following table. The amount in any class cannot exceed 2 1/2 times the amount in the next lower class. An additional $100,000 may be issued subject to individual Underwriting rules of the REINSURED, provided that the total amount does not exceed $500,000.

Total Insurance on All Covered Employees	Guaranteed Issue Maximum

Under - 349,999	$60,000
350,000 - 499,999	75,000
500,000 - 749,999	100,000
750,000 - 999,999	125,000

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

Total Insurance on All Covered Employees	Guaranteed Issue Maximum
1,000,000 - 1,499,000	150,000
1,500,000 - 1,999,999	175,000
2,000,000 - 3,499,999	210,000
3,500,000 - 4,999,999	245,000
5,000,000 - 6,999,999	270,000
7,000,000 - 8,999,999	300,000
9,000,000 - 11,999,999	325,000
12,000,000 - 14,999,999	350,000
15,000,000 - 19,999,999	375,000
20,000,000 - 27,499,999	400,000
27,500,000 - 34,999,999	425,000
35,000,000 - 42,499,999	450,000
42,500,000 - 49,999,999	475,000
50,000,000 or more	500,000

(b)	Supplemental Life: provided at least 50% of eligible employees purchase such additional insurance and provided the amount of such additional insurance may be issued in amounts not to exceed two (2) times the amount of non-supplemental life insurance or such that the total of supplemental and non-supplemental life insurance does not exceed the amount specified in 3(a) above.

4.	The following are excluded from reinsurance under this Agreement unless the Company has given its approval in writing to inclusion under this Agreement.

(a)	reinsurance in excess of $25,000 on any retired employee age 65 or older.

(b)	disability benefits providing coverage for disabilities beginning on or after the day the insured becomes 60 years of age.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

All other terms and conditions remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized representatives.

Signed for and on behalf of EDUCATORS MUTUAL LIFE INSURANCE COMPANY

In Lancaster PA this 1 day of June, 2000.

By:
Title:	VP & Corporate Actuary

Signed for and on behalf of CONNECTICUT GENERAL LIFE INSURANCE COMPANY

In Bloomfield, CT this 2nd day of August, 2000.

By:
Title:	AVP

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

AMENDMENT NO. 3

to

GROUP LIFE REINSURANCE AGREEMENT

NO. 900108

between

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

Lancaster, Pennsylvania

(hereinafter referred to as the “Company”)

and

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Hartford, Connecticut

(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY UNDERSTOOD AND AGREED that, effective July 1, 2000, 12:01 a.m. “Local” Standard Time, Schedule B is hereby deleted and replaced with the following:

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

SCHEDULE B

ISSUE LIMITS AND UNDERWRITING RULES

The following issue limits and underwriting rules shall be applicable to all inforce, new and renewal business covered under this Agreement.

The maximum amount of automatic reinsurance shall be the excess of these issue limits over the Reinsured’s maximum limit of retention.

1.	Groups with 2-9 lives insured

Guarantee Issue Maximum Amount - $50,000.

An additional $50,000 may be issued subject to individual underwriting rules of the Reinsured.

2.	Groups with 10-19 lives insured

Guarantee Issue Maximum Amount - $50,000.

An additional $100,000 may be issued subject to individual underwriting rules of the Reinsured.

3.	Groups with 20 or more lives insured

(a)	Guarantee Issue Maximum amount as shown in the following table. An additional $100,000 may be issued subject to individual underwriting rules of the Reinsured, provided the total amount does not exceed $500,000.

Total Insurance on All Covered Employees	Guarantee Issue Maximum
Under 350,000	$60,000
350,000 - 499,999	75,000
500,000 - 749,999	100,000
750,000 - 999,999	125,000
1,000,000 - 1,499,999	150,000
1 500,000 - 1,999,999	175,000
2,000,000 - 3,499,999	210,000
3,500,000 - 4,999,999	245,000
5,000,000 - 6,999,999	270,000
7,000,000 - 8,999,999	300,000
9,000,000 - 11,999,999	325,000
12,000,000 - 14,999,999	350,000
15,000,000 - 19,999,999	375,000
20,000,000 - 27,499,999	400,000
27,500,000 - 34,999,999	425,000
35,000,000 - 42,499,999	450,000
42,500,000 - 49,999,999	475,000
50,000,000 or more	500,000

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

(b)	Supplemental Life may be issued in amounts not to exceed two (2) times the amount of non-supplemental life insurance or such that the total of supplemental and non-supplemental life insurance does not exceed the amount specified in 3(a) above.

4.	The following are excluded from reinsurance under this Agreement unless the Company has given its approval in writing to inclusion under this Agreement.

(a)	reinsurance in excess of $25,000 on any retired employee age 65 or older.

(b)	disability benefits providing coverage for disabilities beginning on or after the day the insured becomes 60 years of age.

All other terms and conditions remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their duly authorized representatives.

Signed for and on behalf of EDUCATORS MUTUAL LIFE INSURANCE COMPANY

In	Lancaster PA this 27 day of Feb, 2001.

By:
Title:	VP & Corporate Actuary

Signed for and on behalf of CONNECTICUT GENERAL LIFE INSURANCE COMPANY

In	Armonk NY this 12 day of Feb, 2001

By:
Title:	Group Life Officer

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

AMENDMENT NO. 4

to

GROUP LIFE REINSURANCE AGREEMENT

DWVD NO. 900108

between

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

(hereinafter referred to as the “Company”)

and

SWISS RE LIFE AND HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY UNDERSTOOD AND AGREED that, effective July 1, 2001, 12:01 a.m., “Local” Standard Time, the above-captioned Agreement is revised as follows:

i)	ARTICLE IV, REINSURANCE PREMIUMS (sub-item number 1) - is deleted in its entirety and replaced with the following:

1. Group Life (Including Premium Waiver). The Company shall pay to the Reinsurer a monthly reinsurance premium calculated at the following rate:

Applicable Time Frame	Rate Per Thousand

July 1, 2001 through June 30, 2002	$0.24

Furthermore, it is understood and agreed that Schedule D attached hereto, is the rate table utilized to determine the above-captioned rate and, as such, shall be made a part of this Agreement for informational purposes only.

Rates for Group cases reinsured on a facultative basis, as explained in Article I, Paragraph 2, Facultative Reinsurance, will be reinsured according to the rates applicable to automatic reinsurance, unless the Company and the Reinsurer mutually agree to do otherwise.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

1

ii)	ARTICLE IX, CONVERSIONS FROM GROUP LIFE TO ORDINARY POLICIES – is deleted in its entirety and replaced with the following:

1.	If any life insured under a policy written directly by the Company converts its Group Life insurance to a regular form of permanent Ordinary insurance in accordance with the rules and conditions of the Group Life insurance policy under which it is included, will convert to a Reassure America Life Insurance Company ordinary policy. Reassure America Life Insurance Company will have 100% of the Conversion Liability under these policies at the rates contained in Schedule G.

The Company will remit conversion charges to Reassure America Life Insurance Company based on the rates contained in Schedule H.

iii)	SCHEDULE D, GROUP LIFE RATE TABLE – is hereby deleted in its entirety and replaced with SCHEDULE D attached hereto.

iv)	SCHEDULE E, GROUP LIFE PREMIUM DISCOUNT TABLE – is deleted in its entirety.

v)	SCHEDULE G, YRT RATES, CONVERTED POLICIES – is hereby deleted in its entirety and replaced with SCHEDULE G attached hereto.

vi)	SCHEDULE H, CONVERSION CHARGES – is hereby deleted in its entirety and replaced with SCHEDULE H attached hereto.

All other terms and conditions remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their duly authorized representatives.

Signed for and on behalf of: EDUCATORS MUTUAL LIFE INSURANCE COMPANY

In:	Lancaster PA this 15 day of October, 2001

By:
Title:	VP & Corp Actuary

Signed for and on behalf of: SWISS RE LIFE AND HEALTH AMERICA INC.

In:	Armonk, NY this 4 day of September, 2001

By:
Title:	Group Life Officer

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

2

SCHEDULE D

GROUP LIFE RATE TABLE

EXCESS GROUP LIFE REINSURANCE

Premium Rates Per Month, Per $1,000

(includes Waiver of Premium)

Attained Age	Rate/$1,000 Per Month	Attained Age	Rate/$1,000 Per Month	Attained Age	Rate/$1,000 Per Month	Attained Age	Rate/$1,000 Per Month
18	0.05	38	0.08	58	0.54	78	3.93
19	0.05	39	0.09	59	0.60	79	4.27
20	0.06	40	0.09	60	0.67	80	4.62
21	0.06	41	0.11	61	0.74	81	4.99
22	0.06	42	0.12	62	0.83	82	5.38
23	0.06	43	0.13	63	0.92	83	5.79
24	0.06	44	0.15	64	1.02	84	6.18
25	0.05	45	0.17	65	1.13	85	6.51
26	0.05	46	0.19	66	1.26	86	6.74
27	0.05	47	0.20	67	1.40	87	6.84
28	0.05	48	0.22	68	1.55	88	6.85
29	0.05	49	0.25	69	1.73	89	7.00
30	0.05	50	0.27	70	1.90	90	7.64
31	0.05	51	0.29	71	2.10	91	9.09
32	0.05	52	0.32	72	2.31	92	11.68
33	0.06	53	0.34	73	2.54	93	15.58
34	0.06	54	0.37	74	2.78	94	20.34
35	0.06	55	0.41	75	3.05	95	25.38
36	0.06	56	0.45	76	3.32	96	30.11
37	0.07	57	0.49	77	3.62	97	33.92

Use of Rate Scale for Inforce Business

I. For the first one million dollars ($1,00,000) of Group Life Reinsurance on any one life:
a. Active Male Lives:	Use	100%		of the above rates.

b. Active Female Lives	Use	50%		of the above rates.

c. Retired Lives: for female retired lives	Use Use	196 98	% %	of the above rates for male retired lives. of the above rates.

II. For the portion of Group Life Reinsurance in excess of one million dollars ($1,000,000) on any one person:
	Use	147%		of the above rates for male lives and
		74%		for female lives.

Separate premium reporting for the portion of Group Life Reinsurance amounts in excess of one million dollars ($1,000,000) is required.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

3

SCHEDULE G

YRT RATES, CONVERTED POLICIES

Table of Rates per $1,000 Unit of Insurance

Issue Age	Rate Per Unit
0	3.66
1	3.50
2	3.59
3	3.70
4	3.81
5	3.93
6	4.06
7	4.20
8	4.35
9	4.51
10	4.67
11	4.85
12	5.03
13	5.23
14	5.43
15	5.64
16	5.85
17	6.08
18	6.31
19	6.56
20	6.81
21	7.08
22	7.36
23	7.66
24	7.97
25	8.30
26	8.65
27	9.02
28	9.41
29	9.82
30	10.26
31	10.73
32	11.22
33	11.74
34	12.29
35	12.87
36	13.49
37	14.15
38	14.85
39	15.58
40	16.36
41	17.18
42	18.05
43	18.96
44	19.93
45	20.95
46	22.03
47	23.18
48	24.39
49	25.67
50	27.03
51	28.47
52	29.99
53	31.60
54	33.31
55	35.13
56	37.05
57	39.09
58	41.26
59	43.56
60	46.01
61	48.60
62	51.36
63	54.29
64	57.40
65	60.71
66	64.22
67	67.95
68	71.89
69	76.04
70	80.42
71	85.04
72	89.82
73	95.10
74	100.65
75	106.60
76	113.16
77	120.49
78	128.36
79	136.84
80	145.99

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

4

SCHEDULE H

CONVERSION CHARGES

Age	Charge Per $1,000
Less than 35	$50
35-44	$70
45-54	$130
55 and older	$240

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

5

AMENDMENT NO. 5

to

GROUP LIFE REINSURANCE AGREEMENT

DWVD NO. 900108

between

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

(hereinafter referred to as the “Company”)

and

SWISS RE LIFE AND HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY UNDERSTOOD AND AGREED that, effective March 1, 2002, 12:01 a.m., “Local” Standard Time, the above-captioned Agreement shall be amended as follows:

i)	SCHEDULE B, ISSUE LIMITS AND UNDERWRITING RULES – is hereby deleted in its entirely and replaced with SCHEDULE B attached hereto.

ii)	SCHEDULE C, RETENTION LIMITS AND REINSURANCE SCHEDULE – is hereby deleted in its entirety and replaced with SCHEDULE C attached hereto.

All other terms and conditions remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their duly authorized representatives.

Signed for and on behalf of: EDUCATORS MUTUAL LIFE INSURANCE COMPANY

In: Lancaster, PA this 21 day of March, 2002

By:
Title:	Vice President & Corporate Secretary

Signed for and on behalf of: SWISS RE LIFE AND HEALTH AMERICA INC.

In: Armonk NY this 16 day of April, 2002

By:
Title:	AVP

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

1

SCHEDULE B

ISSUE LIMITS AND UNDERWRITING RULES

The following issue limits and underwriting rules shall be applicable to all inforce, new and renewal business covered under this Agreement.

The maximum amount of automatic reinsurance shall be the excess of these issue limits over the Reinsured’s maximum limit of retention.

1.	Groups with 2-9 lives insured
Guarantee Issue Maximum Amount - $50,000.
An additional $50,000 may be issued subject to individual underwriting rules of the Reinsured.

2.	Groups with 10-19 lives insured
Guarantee Issue Maximum Amount - $50,000.
An additional $100,000 may be issued subject to individual underwriting rules of the Reinsured.

3.	Groups with 20 or more lives insured

(a)	Guarantee Issue Maximum amount as shown in the following table. An additional $100,000 may be issued subject to individual underwriting rules of the Reinsured, provided the total amount plus any supplement life (3.b) does not exceed $700,000.

Total Insurance on All Covered Employees	Guarantee Issue Maximum
Under 350,000	$60,000
350,000 - 499,999	75,000
500,000 - 749,999	100,000
750,000 - 999,999	125,000
1,000,000 - 1,499,999	150,000
1,500,000 - 1,999,999	175,000
2,000,000 - 3,499,999	210,000
3,500,000 - 4,999,999	245,000
5,000,000 - 6,999,999	270,000
7,000,000 - 8,999,999	300,000
9,000,000 - 11,999,999	325,000
12,000,000 - 14,999,999	350,000
15,000,000 - 19,999,999	375,000
20,000,000 - 27,499,999	400,000
27,500,000 - 34,999,999	425,000
35,000,000 - 42,499,999	450,000
42,500,000 - 49,999,999	475,000
50,000,000 or more	500,000

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

2

(b)	Supplemental Life

1.	(i) Guaranteed Issue Maximum as shown in the following table:

Number of Eligible Lives	Guaranteed Issue Amount
<25	$0
25 – 50	$30,000
51 – 75	$50,000
76 – 100	$75,000
100 +	$100,000

(ii) Guaranteed Issue Maximum for spouse benefit shall be $20,000.

2.	An additional $100,000 may be issued subject to individual underwriting rules of the Reinsured provided the total supplemental life amount does not exceed $200,000 or the amount specific in 3(a) above.

4.	The following are excluded from reinsurance under this Agreement unless the Company has given its approval in writing to inclusion under this Agreement.

(a)	reinsurance in excess of $25,000 on any retired employee age 65 or older.

(b)	disability benefits providing coverage for disabilities beginning on or after the day the insured becomes 60 years of age.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

3

SCHEDULE C

RETENTION LIMITS AND REINSURANCE SCHEDULE

Retention Limits of the Company

Group Life – 100% of the first $75,000.

Amounts Ceded to the Reinsurer

Group Life – 100% in excess of $75,000 up to the maximums stated in Schedule B.

The Company will reinsure and the Reinsurer will accept all excess underwritten amounts to a maximum of $700,000.

The Reinsurer will continue to reinsure on an excess basis those amounts reduced due to age.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

4

ADDENDUM NO. 6

to

GROUP LIFE REINSURANCE AGREEMENT

DWVD NO. 900108

between

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

Lancaster, Pennsylvania

(hereinafter referred to as the “Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

Armonk, New York

(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY UNDERSTOOD AND AGREED that, effective 12:01 a.m., “Local” Standard Time, July 1, 2002, Article IV – Reinsurance Premiums, is hereby deleted in its entirety and replaced with the following:

I.	ARTICLE IV, REINSURANCE PREMIUMS – is deleted in its entirety and replaced with the following:

1.	Group Life (Including Premium Waiver). The Company shall pay to the Reinsurer a monthly reinsurance premium calculated at the following rate:

Applicable Time Frame	Rate Per Thousand
July 1, 2002 through June 30, 2004	$0.24

Schedule D - Group Life Rate Table (as amended by Amendment No. 4) is the rate table utilized to determine the above-captioned rate and, as such, shall be made a part of this Agreement for informational purposes only.

Rates for Group cases reinsured on a facultative basis, as explained in Article I, Paragraph 2, Facultative Reinsurance, will be reinsured according to the rates applicable to automatic reinsurance, unless the Company and the Reinsurer mutually agree to do otherwise.

2.	Payment. Premiums will be paid by the Company to the Reinsurer according to the same mode by which premiums for each reinsured Group case are paid to the Company, either annually or semi-annually, quarterly or monthly. Changes in any insured group will be sent to the Reinsurer, along with the corresponding premium adjustments. The Reinsurer will accept any of the usual approximate methods of interim adjustment used between the Company and its policyholder.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

1

3.	Failure to Pay. Except as provided in Article V, General Provisions, the payment of reinsurance premiums will be a condition precedent to the liability of the Reinsurer under reinsurance covered by this Agreement. In the event of non-payment of reinsurance premiums, as provided in the preceding paragraphs, the Reinsurer will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears and will also reserve the right to require that interest be paid, calculated according to an annual rate of 6%, on all premiums more than ninety (90) days in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Company thirty (30) days notice of its intention to terminate the reinsurance. If all reinsurance premiums are in arrears, including any which may become in arrears during the thirty (30) day period, are not paid before the expiration of the period, the Reinsurer will be relieved of future liability under all policies of reinsurance under which reinsurance premiums remain unpaid. The reinsurance terminated may be reinstated at any time within sixty (60) days of the date of termination upon payment of all reinsurance premium in arrears, but if reinstatement is made the Reinsurer will have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The Reinsurer’s right to terminate reinsurance will be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty (30) day notice period.

II.	SCHEDULE B, ISSUE LIMITS AND UNDERWRITING RULES is hereby deleted in its entirety and replaced with SCHEDULE B attached hereto.

All other terms and conditions remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives.

Signed for and on behalf of: EDUCATORS MUTUAL LIFE INSURANCE COMPANY

In: Lancaster, PA this 13 day of November, 2002

By:
Title:	Vice President & Corporate Secretary

Signed for and on behalf of: SWISS RE LIFE AND HEALTH AMERICA INC.

In: Armonk NY this 15 day of October, 2002

By:
Title:	Assistant Vice President

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

2

SCHEDULE B

ISSUE LIMITS AND UNDERWRITING RULES

The following issue limits and underwriting rules shall be applicable to all in force, new and renewal business covered under this Agreement.

The maximum amount of automatic reinsurance shall be the excess of these issue limits over the Company’s maximum limit of retention.

1.	Groups with 2-9 lives insured

Guarantee Issue Maximum Amount is fifty thousand dollars ($50,000).

2.	Groups with 10-19 lives insured

Guarantee Issue Maximum Amount is fifty thousand dollars ($50,000).

3.	Groups with 20 or more lives insured

(a)	Guarantee Issue Maximum amounts as shown in the following table.

Total Insurance on All Covered Employees	Guarantee Issue Maximum
Under 350,000	$60,000
350,000 - 499,999	75,000
500,000 - 749,999	100,000
750,000 - 999,999	125,000
1,000,000 - 1,499,999	150,000
1 500,000 - 1,999,999	175,000
2,000,000 - 3,499,999	210,000
3,500,000 - 4,999,999	245,000
5,000,000 - 6,999,999	270,000
7,000,000 - 8,999,999	300,000
9,000,000 - 11,999,999	325,000
12,000,000 - 14,999,999	350,000
15,000,000 - 19,999,999	375,000
20,000,000 - 27,499,999	400,000
27,500,000 - 34,999,999	425,000
35,000,000 - 42,499,999	450,000
42,500,000 - 49,999,999	475,000
50,000,000 or more	500,000

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

3

(b)	Supplemental Life

(i)	Guaranteed Issue Maximum as shown in the following table:

Number of Eligible Lives	Guaranteed Issue Amount
<25	$0
25 – 50	$30,000
51 – 75	$50,000
76 – 100	$75,000
100+	$100,000

(ii)	Guaranteed Issue Maximum for spouse benefit shall be twenty thousand dollars ($20,000).

4.	The following are excluded from reinsurance under this Agreement unless the Company has given its approval in writing to inclusion under this Agreement.

(a)	reinsurance in excess of twenty-five thousand dollars ($25,000) on any retired employee age sixty-five (65) or older;

(b)	disability benefits providing coverage for disabilities beginning on or after the day the insured becomes sixty (60) years of age.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

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ADDENDUM NO. 7

to

GROUP LIFE REINSURANCE AGREEMENT

DWVD NO. 900108

between

EDUCATORS MUTUAL LIFE INSURANCE COMPANY

Lancaster, Pennsylvania

(hereinafter referred to as the “Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

Armonk, New York

(hereinafter referred to as the “Reinsurer”)

IT IS HEREBY UNDERSTOOD AND AGREED that, effective 12:01 a.m., “Local” Standard Time, July 1, 2004, that the above captured Agreement is revised as follows:

I.	ARTICLE I – BASIS OF INSURANCE is deleted in its entirety and replaced with the following:

1.	Automatic Reinsurance. Whenever the Company issues a Group Policy providing insurance within the limits permitted by the Underwriting Rules of the Company as described in Schedule B, the Company retains its maximum limit of retention as shown in Schedule C, the Company will cede and the Reinsurer will accept automatically reinsurance in amounts not exceeding the amounts in Schedule C, provided that the total reinsurance coverage to be provided by the Reinsurer, as respects any one Group (as defined below) reinsured under this Agreement, will be strictly limited to and will not exceed one hundred million dollars ($100,000,000) per any single event or occurrence. The loss on any single event or occurrence is the sum of all individual losses arising out of one or more associated events or occurrences. Events or occurrences will be deemed associated to the extent that they have a common cause or are a chain of events or occurrences forming a part of a schematic whole, even if the events or occurrences themselves are separate in time and place. For these purposes, a series or sequence of events or occurrences reasonably likely to have been caused by one or more persons acting in concert or in accordance with a plan or design will be deemed to have a common cause.

When the Company provides coverage within the scope of this Agreement to any Group requiring more than fifty million dollars ($50,000,000) of reinsured face amount of insurance, the Company will provide the Reinsurer written notice of the inception of such coverage within ninety (90) days of its effect. Each such notice will include the number of the subject lives included in the Group by worksite address, including zip code, and total reinsured volume at each work location. If the Company fails to

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

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provide any notice required under this provision, until such notice is received by the Reinsurer, the maximum per event/occurrence coverage provided under this Agreement, as respects that Group, will be strictly limited to fifty million dollars ($50,000,000).

For purposes of this Article, the term “Group” includes employer-employee groups, union and association/MET arrangements comprised of employers.

Automatic reinsurance, as provided herein, shall apply to benefits payable to covered persons under all Group Policies in force at or becoming effective at or after July 1, 2004, including renewals.

2.	Facultative Reinsurance. For any group case providing amounts of insurance which do not conform to the Underwriting Rules of the Company as described in Schedule B, and is for this, or for any reason not eligible for automatic reinsurance under the provisions of this Agreement, such case may be offered to the Reinsurer for reinsurance on a facultative basis.

Additionally, if the coverage provided to the Group by the Company exceeds one hundred million dollars ($100,000,000) of reinsured face amount, the Company may submit the Group for facultative consideration.

The Reinsurer, upon receipt of such facultative submission, will render a decision as to the case as soon as practically possible. If accepted by the Reinsurer, unless mutually agreed otherwise by the Company and the Reinsurer, such case will be reinsured under this Agreement according to the rates and all other provisions applicable to automatic reinsurance.

The Reinsurer shall issue a Certificate of Facultative Reinsurance as set forth in Schedule A, attached hereto, for each facultative case accepted by the Reinsurer for reinsurance and the Reinsurer shall have no liability for reinsurance unless and until acceptance of the risk is provide in the form of a Certificate. The Certificate shall set forth the reinsurance provisions, terms and limitations, and reinsurance premiums regarding the policy, master contract or certificate.

The Reinsurer and the Company agree that any changes in the provisions, terms, and limitations in the Certificate of Facultative Reinsurance shall be made in the form of a Revised Certificate executed by a duly authorized representative of the Reinsurer.

II.	ARTICLE IV – REINSURANCE PREMIUMS – (as previously amended in Addendum 6) is deleted in its entirety and replaced with the following:

1.	Group Life (Including Premium Waiver). The Company shall pay to the Reinsurer a monthly reinsurance premium calculated at the following rate:

Applicable Time Frame	Rate Per Thousand
July 1, 2004 through June 30, 2006	$0.24

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

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Schedule D - Group Life Rate Table (as amended by Amendment No. 4) is the rate table utilized to determine the above-captioned rate and, as such, shall be made a part of this Agreement for informational purposes only.

Rates for Group cases reinsured on a facultative basis, as explained in Article I, Paragraph 2, Facultative Reinsurance, will be reinsured according to the rates applicable to automatic reinsurance, unless the Company and the Reinsurer mutually agree to do otherwise.

2.	Payment. Premiums will be paid by the Company to the Reinsurer according to the same mode by which premiums for each reinsured Group case are paid to the Company, either annually or semi-annually, quarterly or monthly. Changes in any insured group will be sent to the Reinsurer, along with the corresponding premium adjustments. The Reinsurer will accept any of the usual approximate methods of interim adjustment used between the Company and its policyholder.

3.	Failure to Pay. Except as provided in Article V, General Provisions, the payment of reinsurance premiums will be a condition precedent to the liability of the Reinsurer under reinsurance covered by this Agreement. In the event of non-payment of reinsurance premiums, as provided in the preceding paragraphs, the Reinsurer will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears and will also reserve the right to require that interest be paid, calculated according to an annual rate of 6%, on all premiums more than ninety (90) days in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Company thirty (30) days notice of its intention to terminate the reinsurance. If all reinsurance premiums are in arrears, including any which may become in arrears during the thirty (30) day period, are not paid before the expiration of the period, the Reinsurer will be relieved of future liability under all policies of reinsurance under which reinsurance premiums remain unpaid. The reinsurance terminated may be reinstated at any time within sixty (60) days of the date of termination upon payment of all reinsurance premium in arrears, but if reinstatement is made the Reinsurer will have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The Reinsurer’s right to terminate reinsurance will be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty (30) day notice period.

III.	ARTICLE VIII – EXPERIENCE REUND is hereby deleted in its entirety.

IV.	SCHEDULE C – RETENTION LIMITS AND REINSURANCE SCHEDULE (as previously amended in Addendum 5) is deleted in its entirety and replaced with SCHEDULE C attached hereto.

V.	SCHEDULE I – EXPERIENCE REFUND is hereby deleted in its entirety.

All other terms and conditions remain the same.

D. W. VAN DYKE and COMPANY of CONNECTICUT, INC.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives.

Signed for and on behalf of: EDUCATORS MUTUAL LIFE INSURANCE COMPANY

In: Lancaster, PA this 30 day of November, 2004

By:
Title:	VP & Actuary

Signed for and on behalf of: SWISS RE LIFE AND HEALTH AMERICA INC.

In: New York this 18 day of November, 2004

By:
Title:	Sr. V. P.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

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SCHEDULE C

RETENTION LIMITS AND REINSURANCE SCHEDULE

Retention Limits of the Company

Group Life – 100% of the first $100,000.

Amounts Ceded to the Reinsurer

Group Life – 100% in excess of $100,000 up to the maximums stated in Schedule B.

The Company will reinsure and the Reinsurer will accept all excess underwritten amounts to a maximum of $700,000.

The Reinsurer will continue to reinsure on an excess basis those amounts reduced due to age.

D.W. VAN DYKE and COMPANY of CONNECTICUT, INC.

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